Exhibit 10.1

Execution Version

FIRST AMENDMENT

to

Management Agreement

May 16, 2018

This First Amendment (this “Amendment”) to the Management Agreement (as defined below) is entered into by and among InfraREIT, Inc. (the “Company”), InfraREIT Partners, LP (the “Operating Partnership”) and Hunt Utility Services, LLC (the “Manager” and, together with the Company and the Operating Partnership, the “Parties”) effective as of May 16, 2018. Capitalized terms used herein that are not otherwise defined herein will have the meanings assigned to such terms in the Management Agreement.

WHEREAS, the Parties entered into that certain Management Agreement, dated January 29, 2015 (the “Management Agreement”), pursuant to which the Manager manages the Company Entities’ day-to-day operations, subject to the oversight of the Company’s Board of Directors;

WHEREAS, the Initial Term of the Management Agreement will expire on December 31, 2019, and, unless otherwise terminated in accordance with its terms, the Management Agreement will automatically renew for a Renewal Term at such time;

WHEREAS, prior to the expiration of the Initial Term, a Party may request changes to the Management Agreement or the Development Agreement, to be incorporated upon renewal, subject to the provisions, including notice periods, contained in Section 16(a) of the Management Agreement;

WHEREAS, notwithstanding the automatic renewal provisions of Section 16(a) of the Management Agreement, the Independent Directors may elect not to renew the Management Agreement upon the expiration of the Initial Term, subject to the provisions, including notice periods, contained in Section 16(b) of the Management Agreement; and

WHEREAS, pursuant to Section 22 of the Management Agreement, the Parties desire to amend the notice periods required by Sections 16(a) and (b) of the Management Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows:

1.    Amendment of Management Agreement.

a.	Section 16(a) of the Management Agreement is hereby amended by replacing the clause “at least 15 months prior to the expiration of the Initial Term or a Renewal Term” with “(i) at least nine months prior to the expiration of the Initial Term or (ii) at least 15 months prior to the expiration of a Renewal Term, as applicable.”

b.	Section 16(b) of the Management Agreement is hereby amended by replacing the clause “at least 365 days prior to the end of the Initial Term or any Renewal Term” with “at least (x) six months prior to the end of the Initial Term or (y) 365 days prior to the end of any Renewal Term, as applicable.”

2.    Continuing Effect. Except as expressly amended by this Amendment, the provisions of the Management Agreement are and shall remain in full force and effect. From and after the date hereof, each reference to “hereof,” “hereunder,” “herein,” “hereto” and “hereby” and each reference to “this Agreement” and each other reference of like import in the Management Agreement shall be deemed to refer to the Management Agreement, as amended pursuant to Section 1 hereof.

3.    Miscellaneous. The following provisions of the Management Agreement are hereby incorporated into and specifically made applicable to this Amendment (provided, that, in construing such incorporated provisions, any reference to “this Agreement” shall be deemed to refer to this Amendment):

Section 23	Governing Law
Section 24	Arbitration
Section 27	Cure of Invalid Provisions
Section 28	Construction of Agreement
Section 29	Multiple Counterparts

[Signatures on Following Page]

The Parties have executed this First Amendment as of the date first set forth above.

HUNT UTILITY SERVICES, LLC

By:	/s/ David Campbell
Name:	David Campbell
Title:	President and Chief Executive Officer

INFRAREIT, INC.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Senior Vice President and Chief Financial Officer

INFRAREIT PARTNERS, LP

By: InfraREIT, Inc., its general partner

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Senior Vice President and Chief Financial Officer

FIRST AMENDMENT TO MANAGEMENT AGREEMENT